                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of UNITED STATES SURGICAL CORPORATION, a Delaware corporation (the "Company"), in connection with the filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, (the "Act") of a Registration Statement on Form S-3 with respect to the registration under the Act of 293,048 shares of the Company's common stock, par value $.10 per share, issued in connection with the acquisition of CeDaR Surgical, Inc. and registered for resale, hereby constitutes and appoints Thomas R. Bremer and Richard A. Douville such undersigned's true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other as such undersigned's true and lawful attorney-in-fact and agent, for and in the name, place and stead of such undersigned, in any and all capacities, to sign said Registration Statement and any and all future amendments thereto and to file said Registration Statement and each such future amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such undersigned might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either or them, may lawfully do or cause to be done by virtue hereof.
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         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 4th day of February, 1997.


           /s/                                                      /s/
----------------------------------                           ---------------------------------
Leon C. Hirsch                                               William F. May
Chairman of the Board and                                    Director
Chief Executive Office and Director
(Principal Executive Officer)
                                                                    /s/
                                                             ---------------------------------
                                                             Howard M. Rosenkrantz
           /s/                                               Director
-----------------------------------
Julie K. Blake
Director
                                                                    /s/
                                                             ---------------------------------
                                                             Marianne Scipione
           /s/                                               Director
-----------------------------------
John A. Bogardus
Director
                                                                    /s/
                                                             ---------------------------------
                                                             Barry D. Romeril
           /s/                                               Director
-----------------------------------
Thomas R. Bremer
Director

                                                                    /s/
                                                             ---------------------------------
                                                             John R. Silber
-----------------------------------                          Director
Turi Josefsen
Director
                                                                    /s/
                                                             ---------------------------------
                                                             Richard A. Douville
           /s/                                               Senior Vice President and
-----------------------------------                          Chief Financial Officer
Douglas L. King                                              (Principal Financial Officer)
Director


                                                                    /s/
                                                             ---------------------------------
                                                             Joseph C. Scherpf
                                                             Vice President and Controller
                                                             (Principal Accounting Officer)